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         SUPPLEMENT DATED JULY 21, 2003 TO PROSPECTUS DATED MAY 1, 2003

                                       FOR

                               CORNERSTONE VUL IV

     A FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY ISSUED BY

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                               AND FUNDED THROUGH

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                             PHILADELPHIA, PA 19172

                                  800-523-0650

The Penn Mutual Life Insurance Company is pleased to announce that three new enhancements have been added to its Cornerstone VUL IV Policy. They are: (1) a twelve-month fixed account dollar cost averaging account; (2) an option to specify investment options from which the monthly deductions and administrative charge are to be withdrawn; and (3) a new preferred plus underwriting rate class. This Supplement adds descriptions of the enhancements to the prospectus. The first and second enhancement must be filed with and approved by each state and therefore may not be available in your state as of the date of this Supplement.

TWELVE-MONTH FIXED ACCOUNT DOLLAR COST AVERAGING ACCOUNT

On page 3 of the prospectus, replace the paragraph captioned TRANSFERS with the following paragraph:

     TRANSFERS - Within limitations, you may transfer investment amounts from one investment accounts to another, and to and from the fixed interest option. In addition, the Policy offers three automated transfer programs - two dollar cost averaging programs and one asset rebalancing program.

On page 26 of the prospectus, insert the following sub-section immediately after the sub-section titled DOLLAR COST AVERAGING:

     DOLLAR COST AVERAGING ACCOUNT -- TWELVE-MONTH FIXED ACCOUNT

     This program allows you to allocate all or a portion of a premium payment to the twelve-month dollar cost averaging fixed account, where it is automatically re-allocated each month to one or more of the variable investment options that you select. Premium payments may be allocated to the account at any time. The amount you allocate to the twelve-month dollar cost averaging fixed account will earn interest for a twelve-month period at a rate we declare monthly. In addition, you are permitted to take loans on or withdraw money from the funds available in the account. The account operates on a twelve-month cycle beginning on the 15th of the month following your allocation of a premium payment to the account. Thereafter, on the 15th of each month during the cycle, an amount is transferred from the account to the variable investment option(s) you selected. The account terminates when the Policy lapses or is surrendered, on the death of the insured, at the end of the twelve-month cycle or at your request. Upon termination of the account, all funds in the account are allocated to other investment options based upon your instructions.

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     The purposes and benefits of the program are similar to the money market account dollar cost averaging program offered under the Policy. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. No more than one dollar cost averaging program may be in effect at any one time.

On page 26, replace the paragraph captioned ASSET REBALANCING with the following paragraph:

     ASSET REBALANCING

     This program automatically reallocates your policy value among subaccounts of the Separate Account in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the rebalancing program will periodically transfer your policy value among the subaccounts to reestablish the percentages you had chosen. Rebalancing can result in transferring amounts from a variable investment option with relatively higher investment performance to one with relatively lower investment performance. The minimum policy value to start the program is $1,000. If you also have one of the dollar cost averaging programs in effect, the portion of your policy value in either of the dollar cost averaging accounts may not be included in the rebalancing program. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.


MONTHLY DEDUCTIONS AND ADMINISTRATIVE CHARGE

     On pages 26 and 27, replace the last sentence in the bullet paragraph captioned Insurance Charge and the last sentence in the bullet paragraph captioned Administrative Charge with the following sentences:

     In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment and fixed interest options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and fixed interest options.

PREFERRED PLUS UNDERWRITING RATE CLASS

     On page 26, replace the bullet paragraph captioned Insurance Charge with the following paragraph:

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     -    Insurance Charge - A monthly charge for the cost of insurance protection. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The insurance charge therefore also varies. To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by issue age, policy duration, and the insurance risk characteristics. We place insureds in a rate class when we issue the Policy and when an increase in coverage is effective, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a tobacco, non-tobacco, preferred non-tobacco or preferred plus non-tobacco rate class. We may also place certain people in a rate class involving a higher mortality risk than the tobacco class (a "substandard class"). Insureds age 19 and under are placed in a rate class that does not distinguish between tobacco and non-tobacco rates. In all states except New Jersey, they are assigned to a tobacco class at age 20 unless they have provided satisfactory evidence that they qualify for a non-tobacco class. When an increase in the specified amount of insurance is requested, we determine whether a different rate will apply to the increase based on the age of the insured on the effective date of the increase and the risk class of the insured on that date. The charge is deducted pro-rata from your variable investment and fixed interest accounts.

           PLEASE READ AND RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE